USAA(R) logo appears here.







                              USAA EMERGING
                                        MARKETS Fund




                                          [Image appears here.]




                                     Semiannual Report

--------------------------------------------------------------------------------
        November 30, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                10

      PORTFOLIO HIGHLIGHTS                                            13

      SHAREHOLDER VOTING RESULTS                                      15

      FINANCIAL INFORMATION

         Portfolio of Investments                                     17

         Notes to Portfolio of Investments                            22

         Statement of Assets and Liabilities                          23

         Statement of Operations                                      24

         Statements of Changes in Net Assets                          25

         Notes to Financial Statements                                26

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                    INDEX
--------------------------------------------------------------------------------
    Aggressive Growth                Money Market          Extended Market Index
(CLOSED TO NEW INVESTORS)
                                Tax Exempt Money Market     Global Titans Index
     Capital Growth
                              Treasury Money Market Trust     Nasdaq-100 Index
    Emerging Markets
                                  State Money Market           S&P 500 Index
   First Start Growth

        Growth                --------------------------------------------------
                                     TAXABLE BOND            ASSET ALLOCATION
    Growth & Income           --------------------------------------------------
                                      GNMA Trust            Balanced Strategy
     Income Stock
                               High-Yield Opportunities    Cornerstone Strategy
    International
                                        Income           Growth and Tax Strategy
    Precious Metals
      and Minerals              Intermediate-Term Bond       Growth Strategy
  (ON OCTOBER 1, 2001,
  THE FUND'S NAME WAS              Short-Term Bond           Income Strategy
  CHANGED FROM GOLD TO
PRECIOUS METALS AND MINERALS.)
                              ---------------------------
 Science & Technology               TAX-EXEMPT BOND
                              ---------------------------
   Small Cap Stock
                                      Long-Term
        Value
                                  Intermediate-Term
    World Growth
                                      Short-Term

                                  State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:

               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA EMERGING MARKETS FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and
Vice Chairman of the Board, Christopher
W. Claus, appears here.]                                 "
                                             ...WE BELIEVE AN ECONOMIC

                                             RECOVERY IS ON THE HORIZON.

                                           AS 2001 DREW TO A CLOSE, WE WERE

                                            RECEIVING MORE POSITIVE THAN

                                         NEGATIVE SURPRISES FROM THE LEADING

                                                 ECOMONIC INDICATORS.
                                                         "

--------------------------------------------------------------------------------


               As your Fund's semiannual report period ended, investors were still "paying the bill" for the excesses of the 1990s. The U.S. economy continued to struggle through its first recession in a decade, and corporate earnings fell dramatically, resulting in substantial layoffs and labor consolidations. Furthermore, the impact of the Federal Reserve Board's monetary stimulus policy has yet to be fully felt. Typically, the stimulative effects will lag a rate cut by six to 12 months--and there were 11 rate cuts in 2001.

               All in all, 2001 was another difficult year for the markets. Major market indexes declined for a second year in a row, the first time since 1973-74. The Standard & Poor's 500 Index, down more than 9% in 2000, lost another 12% by the end of 2001. The Nasdaq Composite, once the high-flier of the technology boom, lost 21%, but that was only half of its 39% decline in 2000. For its part, the Dow Jones Industrial Average fell 5.4% in 2001, slightly more than its 4.7% drop in 2000.

 ...CONTINUED
--------------------------------------------------------------------------------


               While the decline was worsened by the terrorist attacks of September 11, it is mostly due to poor economic conditions and weak corporate performance. Nonetheless, we believe an economic recovery is on the horizon. As 2001 drew to a close, we were receiving more positive than negative surprises from the leading economic indicators. Unemployment claims have slowed, for example; manufacturing activity has increased. It remains to be seen if these trends will continue, but equity prices are still high relative to corporate earnings, and a rebound in earnings is needed to support strength in the stock market.

               A considerable drag on earnings, however, is the substantial debt on many corporate balance sheets. Furthermore, in paying down the debt, companies will have less money to spend on other things such as labor, goods, and materials. These factors suggest a gradual, rather than dramatic, economic recovery.

               The bond market is already anticipating that recovery. Although short-term rates are at their lowest level in 40 years, long-term rates have moved back up to where they were before the 11 interest rate reductions, indicating that investors expect the Fed to begin raising interest rates. In our view, the Fed is




               THE STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET.

               THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               unlikely to change its policy until a recovery is well under way, and then the rate increases will be moderate--so long as inflation remains low.

               In this very challenging time, USAA had one of the lowest redemption rates in the industry--a tribute to the patience and intellect of our shareholders. Clearly, you understand the importance of staying the course and letting your investments work for you over time, even during the rough spots. Furthermore, many of you are continuing to commit funds you will not need for at least five years to take advantage of buying opportunities.

               On behalf of the entire team at USAA, I would like to thank you for your trust and your business. We are committed to helping you determine and plan your investment goals, and will continue to work hard on your behalf.



               Sincerely,

               \S\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board







               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA EMERGING MARKETS FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Capital appreciation.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in equity securities of emerging market companies.


--------------------------------------------------------------------------------
                                          11/30/01               5/31/01
--------------------------------------------------------------------------------
         Net Assets                      $39.8 Million         $51.7 Million
         Net Asset Value Per Share           $6.38                 $7.16


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/01
--------------------------------------------------------------------------------
    5/31/01 to 11/30/01*     1 YEAR     5 YEARS    SINCE INCEPTION ON 11/7/94
          -10.75%            -9.23%     -8.24%               -4.73%


*TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund, the S&P/International Financial Corporation (S&P/IFC) Global Composite Index (formerly known as the IFC Global Composite Index), the Lipper Emerging Market Funds Average, and the Lipper Emerging Market Funds Index for the period of 11/7/94 through 11/30/01. The data points from the graph are as follows:

                USAA EMERGING         S&P/IFC          LIPPER        LIPPER
                MARKETS FUND           INDEX           AVERAGE       INDEX
                -------------         -------          -------       ------

11/07/94           $10,000            $10,000          $10,000       $10,000
11/30/94             9,550              9,327            9,659         9,656
05/31/95             9,770              8,097            8,722         8,548
11/30/95             9,286              7,508            8,330         8,040
05/31/96            11,424              8,641            9,934         9,455
11/30/96            10,921              8,409            9,734         9,253
05/31/97            12,418              9,285           11,410        10,492
11/30/97            10,393              7,097            9,542         8,303
05/31/98             9,814              6,683            8,956         7,683
11/30/98             7,893              5,718            7,154         6,206
05/31/99             9,360              6,905            8,571         7,443
11/30/99            10,528              8,148           10,307         8,806
05/31/00             9,972              8,338           10,667         8,918
11/30/00             7,825              6,425            8,184         6,905
05/31/01             7,959              6,719            8,596         7,195
11/30/01             7,103              6,048            7,703         6,491

DATA SINCE INCEPTION ON 11/7/94 THROUGH 11/30/01.






               NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS.

 ...CONTINUED
--------------------------------------------------------------------------------

               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund to the following benchmarks:

               - The  S&P/International  Financial  Corporation (S&P/IFC) Global
                 Composite Index (formerly known as the IFC Global Composite Index), an unmanaged broad-based index of emerging markets based on the World Bank GNP per capita definition.

               - The  Lipper  Emerging  Market  Funds  Average,  an  average  of emerging markets funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

               - The Lipper Emerging Market Funds Index,  which tracks the total return performance of the 30 largest funds within the Lipper Emerging Market Funds category.

10

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the Portfolio
Manager, appears here.]

                              Kevin P. Moore

--------------------------------------------------------------------------------


PERFORMANCE
--------------------------------------------------------------------------------

               Your USAA Emerging Market Fund's return for the six-month period ending November 30, 2001, was -10.75%, compared to the Lipper Emerging Market Funds category average performance of -10.39% for the same period.


ASIA
--------------------------------------------------------------------------------

               The Asian markets were affected by the slowing global economy as export growth fell, reflecting the fall in global demand for electronic goods. The Hong Kong and China markets suffered from economic slowdowns in both countries. The Korean economy, although slowing, showed stronger-than-expected growth because of strong domestic demand. Technology and consumer durables companies fared poorly in the wake of economic slowdown and a decline in demand, especially after the terrorist events of September 11, 2001.



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 9 FOR THE LIPPER AVERAGE DEFINITION.

 ...CONTINUED
--------------------------------------------------------------------------------


LATIN AMERICA
--------------------------------------------------------------------------------

               The Latin markets, especially Brazil, continued to suffer from uncertainty about the economic and political situation in Argentina. The Mexican economy slipped into recession when domestic demand was unable to offset the decline in exports to the United States. Argentina currently continues to suffer from a crippling recession, but its impact on the region's economic performance should be muted. Domestic-oriented companies fared poorly in Latin America as concerns about both Argentina's devaluation and the slowing of U.S. economic growth hurt demand.


EASTERN EUROPE, MIDDLE EAST, AND AFRICAN MARKETS (EMEA)
--------------------------------------------------------------------------------

               The main markets of Eastern Europe--Russia, Poland, and Hungary--provided solid diversification away from markets that were affected by the slowdown in global trade. The Russian and Hungarian economies are strong, and the Polish market benefited from attractive valuations. The Turkish and South African markets suffered from devaluation concerns. Unlike the other regions of the world, domestic-oriented companies fared well in East European countries, and energy stock performed well in Russia.


OUTLOOK
--------------------------------------------------------------------------------

               The outlook for emerging markets is favorable as signs of resumption in global growth begin to emerge. Inflation is not a problem in developing countries; this factor, combined with

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               low interest rates and ample local liquidity, should provide a strong foundation for equity markets. While Brazil appears to have diverged somewhat from Argentina, Mexico's fate is clearly tied to the U.S. economy. The Russian market continues to look attractive despite the fall in oil prices, and the Turkish economy appears to have survived the worst of its slowdown. We believe that industrial companies should potentially benefit in the coming year along with financial and selected technology companies.

               On behalf of the analysts and traders who play an integral part of the management of your Fund, I would like to thank you for your continued investment in the USAA Emerging Markets Fund. We recognize that you have investment choices, and we appreciate your allowing us to help you with your investment needs.







               FOREIGN  INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS
               CURRENCY   FLUCTUATIONS,   MARKET   ILLIQUIDITY,   AND  POLITICAL
               INSTABILITY.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


               ------------------------------------------------------
                                   TOP 10 INDUSTRIES*
                                   (% OF NET ASSETS)
               ------------------------------------------------------

                   Banks                                     11.2%

                   Computer Storage & Peripherals             8.4%

                   Integrated Oil & Gas                       6.3%

                   Integrated Telecommunication Services      6.2%

                   Real Estate Management & Development       5.9%

                   Industrial Conglomerates                   3.8%

                   Wireless Telecommunication Services        3.6%

                   Pharmaceuticals                            3.0%

                   Electric Utilities                         2.6%

                   Semiconductors                             2.6%

               ------------------------------------------------------

               *EXCLUDING U.S. GOVERNMENT





YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-21.

14

 ...CONTINUED
--------------------------------------------------------------------------------
                                   HIGHLIGHTS



                                ASSET ALLOCATION
                                    11/30/01

A pie chart is shown here depicting the Asset Allocation as of November 30, 2001 of the USAA Emerging Markets Fund to be:

Korea - 15.0%;  Other* - 10.9%;  Taiwan - 10.4%;  Mexico - 9.3%;  Brazil - 9.0%;
India - 8.9%; South Africa - 7.0%; Hong Kong - 6.7%; Singapore - 6.2%; Russia - 3.7%; and Israel - 3.0%.

* Includes countries with less than 3% of the portfolio and money market instruments.



PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.



YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-21.

SHAREHOLDER
--------------------------------------------------------------------------------
                                 Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Investment Trust (the Trust). Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposals 2A and 4 are for the USAA Emerging Markets Fund, a series of the Trust.



PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Trustees as follows:


                                                                       VOTES
               TRUSTEES                     VOTES FOR                 WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis              239,347,773              5,469,150

               Christopher W. Claus         239,347,357              5,469,566

               David G. Peebles             239,347,773              5,469,150

               Michael F. Reimherr          239,347,773              5,469,150

               Richard A. Zucker            239,347,571              5,469,352

               Barbara B. Dreeben           239,347,963              5,468,960

               Robert L. Mason, Ph.D.       239,347,571              5,469,352

               Laura T. Starks, Ph.D.       239,347,571              5,469,352

16

 ...CONTINUED
--------------------------------------------------------------------------------
                                 Voting RESULTS


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  4,392,826       242,772        86,584           22,877


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  4,415,957       223,831        82,394           22,877

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
 OF SHARES  SECURITY                                                       (000)
--------------------------------------------------------------------------------

            STOCKS (90.1%)

            BRAZIL (9.0%)
    26,100  Aracruz Celulose S.A. ADR (Preferred)                        $   457
 4,920,000  Banco Itau S.A. (Preferred)                                      340
    11,000  Brasil Telecom Participacoes S.A. ADR (Preferred)                390
     9,600  Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR
             (Preferred)                                                     178
    12,200  Companhia de Bebidas das Americas ADR (Preferred)                239
    33,500  Companhia Paranaense de Energia-Copel ADR (Preferred)            208
    21,400  Companhia Vale do Rio Doce (Preferred) "A"                       450
   595,000  Eletropaulo Metropolitana S.A. (Preferred)                        18
    22,880  Petroleo Brasileiro S.A. (Preferred)                             448
    46,250  Tele Norte Leste Participacoes S.A. ADR (Preferred)              613
12,000,000  Telemar Norte Leste S.A. (Preferred) *                           256
--------------------------------------------------------------------------------
                                                                           3,597
--------------------------------------------------------------------------------
            CHILE (1.3%)
    11,900  Compania de Telecomunicaciones de Chile S.A. ADR *               137
    37,900  Empresa Nacional de Electricidad S.A. ADR                        385
--------------------------------------------------------------------------------
                                                                             522
--------------------------------------------------------------------------------
            CHINA (2.5%)
   216,600  China Mobile Ltd. *                                              765
   786,100  Denway Motors Ltd.                                               237
--------------------------------------------------------------------------------
                                                                           1,002
--------------------------------------------------------------------------------
            HONG KONG (6.7%)
   512,000  Amoy Properties Ltd.                                             519
   231,000  Cathay Pacific Airways Ltd.                                      280
   221,000  CITIC Pacific Ltd.                                               487
   347,000  Esprit Holdings Ltd.                                             385
    40,000  Hutchison Whampoa Ltd.                                           368
    86,000  Sun Hung Kai Properties Ltd.                                     631
--------------------------------------------------------------------------------
                                                                           2,670
--------------------------------------------------------------------------------
            HUNGARY (2.2%)
     3,500  EGIS Rt.                                                         145
     3,309  Gedeon Richter Veg Rt.                                           184
    10,700  MOL Magyar Olaj - es Gazipari Rt.                                192
     6,600  OTP Bank Rt.                                                     367
--------------------------------------------------------------------------------
                                                                             888
--------------------------------------------------------------------------------

18

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


                                                                          MARKET
   NUMBER                                                                  VALUE
 OF SHARES  SECURITY                                                       (000)
--------------------------------------------------------------------------------

            INDIA (8.9%)
   129,000  Associated Cement Co. Ltd.                                   $   459
    97,400  Bharat Heavy Electricals Ltd.                                    297
   112,000  Bharat Petroleum Corp. Ltd.                                      444
    12,800  Dr. Reddy's Laboratories Ltd.                                    254
    15,100  HDFC Bank Ltd. ADR *                                             214
    35,400  Hero Honda Motors Ltd.                                           182
     3,700  Infosys Technologies Ltd.                                        301
    38,200  Nestle India Ltd.                                                394
    89,348  Reliance Industries Ltd.                                         540
   102,200  Satyam Computer Services Ltd.                                    453
--------------------------------------------------------------------------------
                                                                           3,538
--------------------------------------------------------------------------------
            ISRAEL (3.0%)
     9,000  Check Point Software Technologies Ltd. *                         345
    12,900  Elbit Systems Ltd.                                               229
     7,200  Taro Pharmaceutical Industries Ltd. *                            260
     6,200  Teva Pharmaceutical Industries Ltd. ADR                          363
--------------------------------------------------------------------------------
                                                                           1,197
--------------------------------------------------------------------------------
            KOREA (15.0%)
    43,100  Daeduck Electronics Co. Ltd.                                     415
    17,700  Hyundai Mobis                                                    249
    16,000  Hyundai Motor Co. Ltd.                                           320
    57,600  Hyundai Securities Co. *                                         509
    29,798  Kookmin Bank                                                   1,151
    16,240  Korea Telecom Corp. ADR                                          377
    14,200  Samsung Electro Mechanics Co. Ltd.                               427
     5,582  Samsung Electronics Co. Ltd.                                     960
   122,500  Samsung Heavy Industries Co. Ltd. *                              377
    10,700  Samsung SDI Co. Ltd.                                             489
    12,800  Samsung Securities Co. Ltd. *                                    454
     2,900  Shinsegae Co. Ltd.                                               260
--------------------------------------------------------------------------------
                                                                           5,988
--------------------------------------------------------------------------------
            MALAYSIA (2.2%)
   432,000  IJM Corp. Bhd                                                    475
   173,000  Tanjong plc                                                      380
--------------------------------------------------------------------------------
                                                                             855
--------------------------------------------------------------------------------
            MEXICO (9.3%)
    35,200  America Movil S.A. de C.V. ADR "L"                               611
    13,100  Cemex S.A. de C.V. ADR                                           331

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
 OF SHARES  SECURITY                                                       (000)
--------------------------------------------------------------------------------

    14,300  Fomento Economico Mexicano S.A. de C.V. ADR                  $   487
   229,600  Grupo Financiero Banorte S.A. de C.V. *                          435
   759,400  Grupo Financiero BBVA Bancomer S.A. de C.V. *                    584
   135,000  Grupo Modelo S.A. de C.V. "C"                                    306
     5,900  Grupo Televisa S.A. de C.V. ADR *                                205
    15,800  Telefonos de Mexico S.A. de C.V. ADR "L"                         529
    96,000  Wal-Mart de Mexico S.A. de C.V. "C"                              206
--------------------------------------------------------------------------------
                                                                           3,694
--------------------------------------------------------------------------------
            PERU (0.7%)
    14,500  Compania de Minas Buenaventura S.A. ADR                          262
--------------------------------------------------------------------------------
            POLAND (1.3%)
    16,800  Bank Polska Kasa Opieki Grupa *                                  324
    47,800  Telekomunikacja Polska S.A. *                                    177
--------------------------------------------------------------------------------
                                                                             501
--------------------------------------------------------------------------------
            RUSSIA (3.7%)
 2,800,000  Mosenergo *                                                       99
   314,000  Sibneft *                                                        201
    30,500  Surgutneftegaz Jsc ADR                                           417
 2,155,000  Unified Energy Systems *                                         311
   104,800  YUKOS Oil Co.                                                    449
--------------------------------------------------------------------------------
                                                                           1,477
--------------------------------------------------------------------------------
            SINGAPORE (6.2%)
   270,000  City Developments Ltd.                                           711
    87,600  DBS Group Holdings Ltd.                                          545
   541,000  Keppel Land Corp. Ltd.                                           487
   363,500  SembCorp Industries Ltd.                                         278
    87,300  Singapore Airlines Ltd.                                          448
--------------------------------------------------------------------------------
                                                                           2,469
--------------------------------------------------------------------------------
            SOUTH AFRICA (7.0%)
    38,200  Anglo American plc                                               575
    95,900  BHP Billiton plc                                                 457
    59,400  Gold Fields Ltd. ADR                                             273
     7,500  Impala Platinum Holdings Ltd.                                    313
    35,500  Sappi Ltd.                                                       372
    44,900  SASOL Ltd.                                                       371
    38,100  South African Breweries plc                                      250
    62,900  Standard Bank Investment Corp. Ltd.                              179
--------------------------------------------------------------------------------
                                                                           2,790
--------------------------------------------------------------------------------

20

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
 OF SHARES  SECURITY                                                       (000)
--------------------------------------------------------------------------------

            TAIWAN (10.4%)
    47,600  Asustek Computer, Inc.                                       $   190
   778,800  Bank Sinopac *                                                   305
   300,000  Delta Electronics, Inc.                                          407
   132,980  Hon Hai Precision Industry Co. Ltd.                              560
    49,000  MediaTek, Inc.                                                   577
   167,500  Quanta Computer, Inc.                                            389
   483,040  Taiwan Semiconductor Manufacturing Co. *                       1,025
   609,000  United Microelectronics *                                        699
--------------------------------------------------------------------------------
                                                                           4,152
--------------------------------------------------------------------------------
            TURKEY (0.7%)
 9,900,000  Arcelik A.S.                                                      80
18,500,000  Trakya Cam Sanayii A.S.                                           78
     2,700  Turkcell Iletisim Hizmetleri A.S. ADR *                           42
36,300,000  Vestel Elektronik Sanayi A.S. *                                   78
--------------------------------------------------------------------------------
                                                                             278
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS (cost: $32,590)                            $35,880
================================================================================

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

             Banks                                              11.2%
             Computer Storage & Peripherals                      8.4
             Integrated Oil & Gas                                6.3
             Integrated Telecommunication Services               6.2
             Real Estate Management & Development                5.9
             Industrial Conglomerates                            3.8
             Wireless Telecommunication Services                 3.6
             Pharmaceuticals                                     3.0
             Electric Utilities                                  2.6
             Semiconductors                                      2.6
             Diversified Financial Services                      2.4
             Diversified Metals & Mining                         2.3
             Precious Metals & Minerals                          2.2
             Paper Products                                      2.1
             Brewers                                             2.0
             Construction Materials                              2.0
             Application Software                                1.9
             Airlines                                            1.8
             Automobile Manufacturers                            1.4
             Diversified Chemicals                               1.4
             Electrical Components & Equipment                   1.4
             Gold                                                1.3
             Homebuilding                                        1.2
             Soft Drinks                                         1.2
             Telecommunication Equipment                         1.1
             Apparel Retail                                      1.0
             Computer Hardware                                   1.0
             Electronic Equipment & Instruments                  1.0
             Packaged Foods                                      1.0
             Other                                               6.8
                                                                ----
             Total                                              90.1%
                                                                ====

22

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          * Non-income-producing security.




          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


ASSETS


   Investments in securities, at market value (identified cost of $32,590)     $ 35,880
   Cash                                                                             100
   Cash denominated in foreign currencies (identified cost of $1,738)             1,731
   Receivables:
      Capital shares sold                                                            32
      Dividends and interest                                                        157
      Securities sold                                                             2,073
                                                                               --------
         Total assets                                                            39,973
                                                                               --------
LIABILITIES

   Capital shares redeemed                                                           79
   USAA Investment Management Company                                                32
   USAA Transfer Agency Company                                                      21
   Accounts payable and accrued expenses                                             31
                                                                               --------
         Total liabilities                                                          163
                                                                               --------
            Net assets applicable to capital shares outstanding                $ 39,810
                                                                               ========
REPRESENTED BY:

   Paid-in capital                                                             $149,706
   Accumulated undistributed net investment loss                                 (1,773)
   Accumulated net realized loss on investments                                (111,406)
   Net unrealized appreciation of investments                                     3,290
   Net unrealized depreciation on foreign currency translations                      (7)
                                                                               --------
            Net assets applicable to capital shares outstanding                $ 39,810
                                                                               ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                6,237
                                                                               ========
   Net asset value, redemption price, and offering price per share             $   6.38
                                                                               ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


24

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA EMERGING MARKETS FUND
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED)


NET INVESTMENT LOSS

   Income:
      Dividends (net of foreign taxes withheld of $61)                 $    450
      Interest                                                               49
                                                                       --------
         Total income                                                       499
                                                                       --------
   Expenses:
      Management fees                                                       207
      Administrative and servicing fees                                      20
      Transfer agent's fees                                                 131
      Custodian's fees                                                       97
      Postage                                                                19
      Shareholder reporting fees                                             13
      Trustees' fees                                                          2
      Registration fees                                                      20
      Professional fees                                                      30
      Other                                                                   2
                                                                       --------
         Total expenses                                                     541
      Expenses paid indirectly                                               (1)
                                                                       --------
         Net expenses                                                       540
                                                                       --------
            Net investment loss                                             (41)
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY

   Net realized loss on:
      Investments                                                        (7,254)
      Foreign currency transactions                                         (81)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                         2,472
      Foreign currency translations                                          (4)
                                                                       --------
            Net realized and unrealized loss                             (4,867)
                                                                       --------
Decrease in net assets resulting from operations                       $ (4,908)
                                                                       ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA EMERGING MARKETS FUND
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MAY 31, 2001


                                                         11/30/2001    5/31/2001
                                                         -----------------------
FROM OPERATIONS

   Net investment income gain (loss)                       $   (41)    $    796
   Net realized loss on investments                         (7,254)     (47,268)
   Net realized loss on foreign currency transactions          (81)      (1,807)
   Change in net unrealized appreciation/depreciation of:
      Investments                                            2,472        2,070
      Foreign currency translations                             (4)        (426)
                                                         -----------------------
      Decrease in net assets resulting from operations      (4,908)     (46,635)
                                                         -----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                         -         (236)
                                                         -----------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                39,016       94,943
   Reinvested dividends                                          -           69
   Cost of shares redeemed                                 (46,007)    (231,385)
                                                         -----------------------
      Decrease in net assets from capital
         share transactions                                 (6,991)    (136,373)
                                                         -----------------------
Net decrease in net assets                                 (11,899)    (183,244)

NET ASSETS

   Beginning of period                                      51,709      234,953
                                                         -----------------------
   End of period                                           $39,810     $ 51,709
                                                         =======================
Accumulated undistributed net investment loss:
   End of period                                           $(1,773)    $ (1,651)
                                                        ========================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                               5,956       12,094
   Shares issued for dividends reinvested                        -            7
   Shares redeemed                                          (6,937)     (31,047)
                                                        ------------------------
      Decrease in shares outstanding                          (981)     (18,946)
                                                        ========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA Emerging Markets Fund (the
          Fund). The Fund's investment objective is capital appreciation. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio   securities,   except  as  otherwise  noted,  traded
                 primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


              2. Over-the-counter  securities are priced at the last sales price or, if that figure is not available, at the average of the bid and asked prices.

              3. Securities  purchased  with  maturities  of 60 days or less are stated at amortized cost, which approximates market value.

              4. Securities  that  cannot  be valued  by the  methods  set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Trust's Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $81,000.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


              recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

          D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers. Because the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Market value of securities,  other assets,  and  liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

              2. Purchases and sales of securities,  income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

              Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/ depreciation on investments, respectively.

              Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated

NOTES
--------------------------------------------------------------------------------
to FINANCIAL Statements
(continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


              net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities, as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

          E. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended November 30, 2001, custodian fee offset arrangements reduced expenses by $1,000.

          F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 2001.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $98,935,000, which, if not offset by subsequent capital gains, will expire between 2006 and 2010. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended November 30, 2001, were $49,562,000 and $57,127,000, respectively.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


          The  cost  of   securities   for  federal   income  tax   purposes  is
          approximately the same as that reported in the financial statements.

          Gross unrealized appreciation and depreciation of investments as of November 30, 2001, were $4,067,000 and $777,000, respectively.


(5) FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

          A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

          At November 30, 2001, the terms of open foreign currency contracts were as follows (in thousands):

          FOREIGN CURRENCY CONTRACTS TO BUY:

--------------------------------------------------------------------------------
                          U.S. DOLLAR
 EXCHANGE   CONTRACTS TO  VALUE AS OF    IN EXCHANGE    UNREALIZED   UNREALIZED
   DATE        RECEIVE      11/30/01   FOR U.S. DOLLAR APPRECIATION DEPRECIATION
--------------------------------------------------------------------------------
 12/03/01       5,097         $653         $653             $-          $-
          Hong Kong Dollar
--------------------------------------------------------------------------------

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


(6) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund had no securities-lending transactions during the six-month period ended November 30, 2001.


(7) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 1.00% of the Fund's average net assets.

              Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Emerging Market Funds Index, which tracks the total return performance of the top 30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


              largest funds in the Lipper Emerging Market Funds category. The base fee for the Fund will be computed as referenced earlier. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX(1)           AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/-   1.00% to 4.00%           +/-  0.04%
       +/-   4.01% to 7.00%           +/-  0.05%
       +/-   7.01% and greater        +/-  0.06%

       (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

34

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. Prior to August 1, 2001, the annual charge per account was $26.

          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(8) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS FUND
NOVEMBER 30, 2001 (UNAUDITED)


(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                            NOVEMBER 30,                       YEAR ENDED MAY 31,
                            -----------------------------------------------------------------------------
                               2001          2001          2000          1999          1998          1997
                            -----------------------------------------------------------------------------
Net asset value at
   beginning of period      $   7.16      $   8.98      $   8.49      $   8.98      $  11.53      $  11.13
Net investment income (loss)    (.01)a         .04a          .02           .08           .07           .01
Net realized and
   unrealized gain (loss)       (.77)        (1.85)          .54          (.50)        (2.44)          .89
Distributions from net
   investment income               -          (.01)         (.07)         (.07)            -             -
Distributions of realized
   capital gains                   -             -             -             -          (.18)         (.50)
                            ------------------------------------------------------------------------------
Net asset value at
   end of period            $   6.38      $   7.16      $   8.98      $   8.49      $   8.98      $  11.53
                            ==============================================================================
Total return (%) *            (10.75)       (20.19)         6.55         (4.63)       (20.97)         8.69
Net assets at end
   of period (000)          $ 39,810      $ 51,709      $234,953      $276,340      $294,888      $ 95,644
Ratio of expenses to
   average net assets (%)       2.61b,c       1.39c         1.28          1.27          1.31          1.81
Ratio of net investment
   income (loss) to average
   net assets (%)              (0.20)b         .47           .14           .98           .88           .03
Portfolio turnover (%)        127.44        196.75        147.24         83.84         41.23         61.21


 *  Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total expenses prior to any custodian fee offset arrangement. If the custodian fee credit were excluded from the calculation, the expense ratio for each period would have been reduced as follows:
                                0.00%         0.01%          N/A           N/A           N/A           N/A


                     TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                LEGAL COUNSEL   Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

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

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